UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2014

Community West Bancshares
(Exact name of registrant as specified in its charter)

California	000-23575	77-0446957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

445 Pine Avenue, Goleta, California	93117
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (805) 692-5821

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 25, 2014, the Company issued a Press Release announcing the planned redemption of 50% of the preferred stock. The effective date for the planned redemption will be June 1, 2014. The redemption price for shares of Community West Bancshares' Series A preferred Stock will be the stated liquidation value of $1,000 per share, plus any accrued or unpaid dividends that have been earned up to, but not including, the date of redemption.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1 Press release dated April 25, 2014, titled "Community West Bancshares Announces Planned Redemption of 50% of Preferred Stock."

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community West Bancshares (Registrant)
April 25, 2014 (Date)	/s/ CHARLES G. BALTUSKONIS Charles G. Baltuskonis Executive Vice President and Chief Financial Officer